UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-22802

FS Global Credit Opportunities Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Global Credit Opportunities Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: December 31 Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders.

(a)The semi-annual report (the “Semi-Annual Report”) of FS Global Credit Opportunities Fund (the “Fund”) for the six months ended June 30, 2021 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Finding value to generate income and growth

FS Global Credit
Opportunities Fund

Semi-annual report

2021

FSGCO portfolio highlights

As of June 30, 2021 (unless otherwise noted)

Senior secured debt represented 74% of the Fund’s portfolio.

Portfolio composition
Senior Secured Loans—First Lien	47%
Senior Secured Loans—Second Lien	8%
Senior Secured Bonds	19%
Subordinated Debt	6%
Asset Based Finance	6%
Special Purpose Acquisition Vehicles	4%
Equity/Other	10%

Industry classification (by fair value)
Diversified Financials	17%
Consumer Services	14%
Energy	13%
Health Care Equipment & Services	10%
Retailing	9%
Capital Goods	7%
Software & Services	6%
Transportation	5%
Telecommunication Services	4%
Materials	3%
Pharmaceuticals, Biotechnology & Life Sciences	2%
Automobiles & Components	2%
Commercial & Professional Services	2%
Media	2%
Insurance	1%
Food, Beverage & Tobacco	1%
Household & Personal Products	1%
Technology Hardware & Equipment	1%

FSGCO Officers + Trustees

Officers

Michael Forman

President & Chief Executive Officer

Edward T. Gallivan, Jr.

Chief Financial Officer

Stephen S. Sypherd

Vice President, Treasurer & Secretary

James F. Volk

Chief Compliance Officer

Jason Zelesnik

Chief Operating Officer

Board of Trustees

Michael Forman

Chairman

Chairman & Chief Executive Officer
FS Investments

Walter W. Buckley, III

Trustee

Chairman & Chief Executive Officer
Actua Corporation

David L. Cohen

Trustee

Senior Advisor
Comcast Corporation

Barbara J. Fouss

Trustee

Credit Specialist
Providence Bank

Philip E. Hughes, Jr.

Trustee

Vice-Chairman
Keystone Industries

Robert N.C. Nix, III

Trustee

Of Counsel,
Obermayer Rebmann Maxwell & Hippel LLP

i

FS Global Credit Opportunities Fund

Semi-Annual Report for the Six Months Ended June 30, 2021

See notes to unaudited consolidated financial statements.
1

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments

As of June 30, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—66.4%
Advisor Group Holdings, Inc.	(e)	Diversified Financials	L+450		7/31/26	$14,924	$14,741	$14,975
Aegion Corp.	(e)	Capital Goods	L+475	0.8%	5/17/28	11,000	10,946	11,137
ANCILE Solutions, Inc.	(e)(r)	Software & Services	L+700	1.0%	6/11/26	37,000	37,000	37,092
Apex Tool Group, LLC	(e)	Capital Goods	L+525	1.3%	8/31/24	14,066	13,011	14,143
Arrow Purchaser Inc.	(e)	Retailing	L+675	1.0%	2/26/26	10,000	9,855	9,950
Ascena Retail Group, Inc.	(e)(i)(p)	Retailing	L+450	0.8%	8/21/22	35,525	15,178	1,521
Aveanna Healthcare LLC	(e)	Health Care Equipment & Services	L+425	1.0%	3/18/24	14,588	12,349	14,625
Aveanna Healthcare LLC	(e)	Health Care Equipment & Services	L+625	1.0%	3/18/24	3,408	3,355	3,440
Belk, Inc.	(e)(i)(p)	Retailing	10.0%		7/31/25	4,249	2,053	3,304
Belk, Inc.	(e)	Retailing	L+750	1.0%	7/31/25	967	961	971
BusPatrol LLC	(r)	Commercial & Professional Services	L+1450	1.0%	9/24/24	6,373	5,606	5,751
BusPatrol LLC	(g)(r)	Commercial & Professional Services	L+1450	1.0%	9/24/24	22,068	19,409	19,914
CCS-CMGC Holdings, Inc.	(e)	Health Care Equipment & Services	L+550		10/1/25	24,434	24,021	24,196
Chinos Intermediate 2, LLC	(e)	Retailing	L+1000	1.0%	9/10/27	27,781	28,292	30,307
CITGO Holding, Inc.	(e)	Energy	L+700	1.0%	8/1/23	11,293	11,236	11,250
CITGO Petroleum Corp.	(e)	Energy	L+625	1.0%	3/28/24	34,159	33,956	34,437
Claire’s Stores Inc.	(e)	Retailing	L+650		12/18/26	9,950	9,363	9,614
Corral Petroleum Sweden AB	(e)(r)	Energy	L+925		8/14/24	35,000	34,942	35,941
Cresco Labs, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	12.7%		1/23/23	45,000	44,837	48,712
Diamond Resorts International, Inc.	(e)	Consumer Services	L+375	1.0%	9/2/23	8,501	8,400	8,512
ECL Entertainment, LLC	(e)	Media	L+750	0.8%	3/31/28	13,000	12,873	13,309
Fairway Group Acquisition Co.	(i)(p)(r)(t)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	5,658	4,193	—
Fairway Group Acquisition Co.	(i)(p)(r)(t)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	9,162	8,387	893
First Brands Group, LLC	(e)	Automobiles & Components	L+500	1.0%	3/30/27	24,938	23,291	25,270
Gibson Brands, Inc.	(f)	Media	L+500	0.8%	6/25/28	7,000	6,930	7,000
Harland Clarke Holdings Corp.	(e)	Commercial & Professional Services	L+475	1.0%	11/3/23	9,174	8,226	8,256
Kindred Healthcare, Inc.	(e)	Health Care Equipment & Services	L+450		7/2/25	21,723	21,274	21,723
LifeScan Global Corp.	(e)	Health Care Equipment & Services	L+600		10/1/24	54,920	52,426	54,528
Mavenir Systems, Inc.	(e)	Software & Services	L+600	1.0%	5/8/25	26,190	25,857	26,272
MLN US Holdco LLC	(e)	Telecommunication Services	L+450		11/30/25	24,480	19,503	22,531
Monitronics International, Inc.	(e)	Consumer Services	L+500	1.5%	7/3/24	29,876	29,899	30,094
Monitronics International, Inc.	(e)	Consumer Services	L+650	1.3%	3/29/24	56,799	54,057	55,339
Neovia Logistics, LP	(e)	Transportation	L+650		5/8/24	35,000	34,331	33,797
One Call Care Management Inc.	(e)	Health Care Equipment & Services	L+550	0.8%	4/7/27	36,000	35,297	36,450
Penney Borrower, LLC		Retailing	L+850	1.0%	12/7/26	1,103	979	1,078

See notes to unaudited consolidated financial statements.
2

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Pioneer Energy Services Corp.	(n)(r)	Energy	L+475, 4.8% PIK (4.8% Max PIK)	1.5%	5/15/25	$7,050	$7,050	$7,156
Playa Resorts Holding B.V.	(e)	Consumer Services	L+275	1.0%	4/29/24	10,912	9,454	10,506
Propulsion Acquisition, LLC	(e)(r)	Capital Goods	L+700	1.0%	7/13/24	37,762	37,277	38,423
Pyxus Holdings Inc.	(f)	Food, Beverage & Tobacco	L+800	1.5%	2/24/25	20,000	19,550	19,650
Quorum Health Corp.	(e)	Health Care Equipment & Services	L+825	1.0%	4/29/25	32,532	32,019	33,135
RDV Resources Properties, LLC	(r)	Energy	L+650	1.0%	3/30/24	7,939	7,939	7,939
Retail Services WIS Corp.	(e)	Commercial & Professional Services	L+675	1.0%	5/20/25	15,075	14,707	14,849
S&S Holdings LLC	(e)	Retailing	L+500	0.5%	3/10/28	27,431	26,636	27,294
Salt Creek Aggregator HoldCo, LLC	(e)(r)	Energy	8.0% PIK (8.0% Max PIK)		7/12/26	15,730	15,915	17,323
Spectacle Gary Holdings, LLC	(e)	Consumer Services	L+900	2.0%	12/23/25	1,419	1,385	1,550
Spectacle Gary Holdings, LLC	(e)	Consumer Services	L+900	2.0%	12/23/25	19,581	19,106	21,392
Staples Canada, ULC	(e)(r)	Retailing	L+700	1.0%	9/12/24	C$18,176	14,147	14,525
Sungard AS New Holdings III, LLC	(e)(r)(t)	Software & Services	L+375	1.0%	7/1/24	$3,920	4,044	4,067
Sungard AS New Holdings III, LLC	(e)(g)(r)(t)	Software & Services	L+375	1.0%	7/1/24	2,063	2,129	2,141
Syncapay, Inc.	(e)	Software & Services	L+650	1.0%	12/10/27	32,094	30,873	32,455
Tensar Corp.	(e)	Materials	L+675	1.0%	8/20/25	17,910	17,510	18,028
Thryv, Inc.	(e)	Media	L+850	1.0%	3/1/26	15,300	14,862	15,544
United Gaming LLC	(r)	Consumer Services	L+900		6/9/25	4,940	4,893	4,909
United Gaming LLC	(g)(r)	Consumer Services	L+900		6/9/25	10,239	10,141	10,175
United Gaming LLC	(e)(r)	Consumer Services	L+900		6/9/25	24,266	24,034	24,115
US Renal Care, Inc.	(e)	Health Care Equipment & Services	L+550	1.0%	6/26/26	13,000	12,810	13,103
Wok Holdings, Inc.	(e)	Consumer Services	L+625		3/1/26	19,550	19,407	19,389
Total Senior Secured Loans—First Lien							1,022,922	1,034,000
Unfunded Loan Commitments							(31,679)	(31,679)
Net Senior Secured Loans—First Lien							991,243	1,002,321

Senior Secured Loans—Second Lien—11.0%
Fairway Group Acquisition Co.	(i)(p)(r)(t)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	5,113	3,679	—
First Brands Group, LLC	(e)	Automobiles & Components	L+850	1.0%	3/30/28	20,000	19,610	20,250
Infinite Bidco LLC	(e)	Capital Goods	L+700	0.5%	3/2/29	10,000	9,952	10,100
LaserShip, Inc.	(e)	Transportation	L+750	0.8%	4/30/29	12,000	11,823	12,030
Livingston International, Inc.	(e)	Transportation	L+950		4/30/27	25,000	23,969	25,000
MLN US Holdco LLC	(e)	Telecommunication Services	L+875		11/30/26	26,896	25,348	15,605
NGS US Finco, LLC	(e)	Energy	L+850	1.0%	4/1/26	30,000	29,663	28,050
Salt Creek Aggregator HoldCo, LLC	(e)(i)(p)(r)	Energy			7/12/27	23,486	18,450	19,963
Salt Creek Aggregator HoldCo, LLC	(e)(i)(p)(r)	Energy			7/12/27	3,701	1,996	2,801

See notes to unaudited consolidated financial statements.
3

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sungard AS New Holdings III, LLC	(e)(r)(t)	Software & Services	L+400	1.0%	8/1/24	$14,717	$14,717	$14,717
TruGreen, LP	(e)	Commercial & Professional Services	L+850	0.8%	10/30/28	10,000	9,811	10,250
Women’s Care Investments, Inc.	(e)	Health Care Equipment & Services	L+825	0.8%	1/12/29	8,000	7,846	8,040
Total Senior Secured Loans—Second Lien							176,864	166,806

Senior Secured Bonds—27.3%
Carnival Corp.	(n)(o)	Consumer Services	10.5%		2/1/26	7,500	7,650	8,742
Carnival Corp.	(n)(o)	Consumer Services	9.9%		8/1/27	10,000	10,000	11,688
CITGO Holding Inc.	(e)(n)	Energy	9.3%		8/1/24	20,000	20,000	20,425
CITGO Petroleum Corp.	(e)(n)	Energy	7.0%		6/15/25	2,000	2,000	2,087
Cleaver-Brooks Inc.	(n)(o)	Capital Goods	7.9%		3/1/23	30,049	29,612	29,811
CSI Compressco LP	(e)(n)	Energy	10.0%		4/1/26	18,248	10,173	16,697
CSI Compressco LP	(e)(n)	Energy	7.5%		4/1/25	12,711	11,539	12,927
CSVC Acquisition Corp.	(e)(n)(o)	Diversified Financials	7.8%		6/15/25	41,897	36,410	36,945
Diebold, Inc.	(n)(o)	Technology Hardware & Equipment	9.4%		7/15/25	10,000	9,918	11,119
Digicel International Finance Limited	(e)(n)(o)	Telecommunication Services	8.8%		5/25/24	35,000	34,708	36,580
Guitar Center, Inc.	(e)(n)	Retailing	8.5%		1/15/26	18,000	18,132	19,282
HC2 Holdings, Inc.	(e)(n)	Capital Goods	8.5%		2/1/26	15,000	15,000	14,969
JW Aluminum Co.	(e)(n)	Materials	10.3%		6/1/26	43,500	44,230	45,885
Kronos Acquisition Holdings Inc.	(n)(o)	Household & Personal Products	5.0%		12/31/26	10,000	10,000	10,165
LHS, LLC	(r)	Capital Goods	12.0% PIK (12.0% Max PIK)		2/26/27	26,506	26,011	26,870
Navios Logistics Finance, Inc.	(n)(o)	Transportation	10.8%		7/1/25	25,000	25,000	27,708
Royal Caribbean Cruises Ltd.	(n)(o)	Consumer Services	11.5%		6/1/25	10,000	9,939	11,538
Stonegate Pub Company Ltd.	(o)	Consumer Services	8.3%		7/31/25	£19,000	24,225	27,491
StoneMor Partners L.P.	(e)(n)	Consumer Services	8.5%		5/15/29	$17,000	17,000	17,212
TKC Holdings, Inc.	(n)(o)	Retailing	6.9%		5/15/28	10,000	10,000	10,325
Triumph Group, Inc.	(n)(o)	Capital Goods	8.9%		6/1/24	4,196	4,196	4,673
Uniti Group LP	(n)(o)	Real Estate	7.9%		2/15/25	9,000	9,172	9,663
Total Senior Secured Bonds							384,915	412,802

Subordinated Debt—7.8%
Acrisure LLC	(n)(o)	Insurance	10.1%		8/1/26	27,000	27,000	30,497
Advisor Group Holdings, Inc.	(e)(n)	Diversified Financials	10.8%		8/1/27	25,200	23,935	28,066
Apex Tool Group, LLC	(n)(o)	Capital Goods	9.0%		2/15/23	3,221	3,225	3,250
Carnival Corp.	(n)(o)	Consumer Services	5.8%		3/1/27	5,000	5,000	5,244
Carnival Corp.	(n)(o)	Consumer Services	7.6%		3/1/26	3,000	3,000	3,263
Cleanview Sponsor, LLC	(r)	Diversified Financials			6/30/21	125	125	125
Freedom Mortgage Corp.	(n)(o)	Diversified Financials	7.6%		5/1/26	8,000	8,000	8,338

See notes to unaudited consolidated financial statements.
4

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Kronos Acquisition Holdings Inc.	(n)(o)	Household & Personal Products	7.0%		12/31/27	$5,000	$5,000	$5,018
Origami Owl, LLC	(i)(p)(r)	Consumer Durables & Apparel			1/15/22	452	452	—
Pioneer Energy Services Corp.	(n)(r)	Energy	5.0% PIK (5.0% Max PIK)		11/15/25	5,235	3,703	4,914
Redwood Trust Inc.	(e)	Diversified Financials	4.8%		8/15/23	12,900	12,288	12,965
TKC Holdings, Inc.	(n)(o)	Retailing	10.5%		5/15/29	15,000	15,000	16,283
Total Subordinated Debt							106,728	117,963

Asset Based Finance—9.1%
BCP Great Lakes Fund LP	(r)(u)	Diversified Financials	11.4%		11/28/28	38,648	38,973	39,614
BCP Great Lakes Fund LP	(g)(r)(u)	Diversified Financials	11.4%		11/28/28	11,352	11,448	11,636
Bridge Street CLO I Ltd.	(n)(r)	Diversified Financials	13.3%		4/3/27	28,200	26,645	28,390
Bridge Street Warehouse CLO II Ltd.	(r)(s)	Diversified Financials	0.5%		3/29/22	50,000	50,227	50,227
Deutsche Bank AG Frankfurt (CRAFT 2017-1)	(e)(n)(r)	Diversified Financials	11.3%		10/20/26	20,979	20,586	18,365
Total Asset Based Finance							147,879	148,232
Unfunded Commitments							(11,448)	(11,448)
Net Asset Based Finance							136,431	136,784

See notes to unaudited consolidated financial statements.
5

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units	Cost	Fair Value(d)
Special Purpose Acquisition Vehicles—6.1%
ABG Acquisition Corp. I	(i)	Diversified Financials			50,000	$500	$490
Advanced Merger Partners Inc.	(i)	Diversified Financials			155,000	1,554	1,548
Agile Growth Corp.	(i)	Diversified Financials			150,000	1,502	1,495
Alkuri Global Acquisition Corp.	(i)	Diversified Financials			113,360	1,135	1,163
Altimar Acquisition Corp. III	(i)	Diversified Financials			210,000	2,104	2,121
Anzu Special Acquisition Corp. I	(i)	Diversified Financials			105,400	1,053	1,054
ArcLight Clean Transition Corp. II	(i)	Diversified Financials			1,000	10	10
Arrowroot Acquisition Corp.	(i)	Diversified Financials			100,000	1,000	1,003
Atlantic Coastal Acquisition Corp.	(i)	Diversified Financials			100,000	1,000	994
Aurora Acquisition Corp.	(i)	Diversified Financials			1,000	10	10
Austerlitz Acquisition Corp.	(i)	Diversified Financials			100,000	1,017	1,007
BOA Acquisition Corp.	(i)	Diversified Financials			100,000	1,000	991
Cartesian Growth Corp.	(i)	Diversified Financials			175,000	1,752	1,746
CF Acquisition Corp. VI	(i)	Diversified Financials			10,000	100	100
Colicity Inc.	(i)	Diversified Financials			1,000	10	10
Colonnade Acquisition Corp. II	(i)	Diversified Financials			5,000	50	50
Digital Transformation Opportunities Corp.	(i)	Diversified Financials			200,000	2,004	1,980
dMY Technology Group Inc. IV	(i)	Diversified Financials			25,000	250	251
EJF Acquisition Corp.	(i)	Diversified Financials			141,640	1,422	1,414
EQ Health Sponsor Group, LLC	(i)(r)	Diversified Financials			904,952	905	2,927
FAST Acquisition Corp. II	(i)	Diversified Financials			300,000	3,000	3,006
First Reserve Sustainable Growth Corp.	(i)	Diversified Financials			5,000	50	50
Forest Road Acquisition Corp. II	(i)	Diversified Financials			10,000	100	100
Forum Merger IV Corp.	(i)	Diversified Financials			400,000	4,000	4,000
FTAC Athena Acquisition Corp.	(i)	Diversified Financials			25,000	250	255
FTAC Hera Acquisition Corp.	(i)	Diversified Financials			100,000	999	1,005
Fusion Acquisition Corp. II	(i)	Diversified Financials			125,000	1,253	1,249
Glass Houses Acquisition Corp.	(i)	Diversified Financials			100,000	1,000	1,010
Global Partner Acquisition Corp. II	(i)	Diversified Financials			1,076	11	11
Golden Arrow Merger Corp.	(i)	Diversified Financials			1,000,000	10,000	9,940
Goldenbridge Acquisition Ltd.	(i)	Diversified Financials			25,000	250	262
GX Acquisition Corp. II	(i)	Diversified Financials			1,000,000	10,000	9,980
Isos Acquisition Corp.	(i)	Diversified Financials			150,000	1,503	1,528
Landcadia Holdings IV Inc.	(i)	Diversified Financials			500,000	5,000	4,980
Lazard Growth Acquisition Corp.	(i)	Diversified Financials			5,000	50	50
Leo Holdings III Corp.	(i)	Diversified Financials			101,200	1,016	1,020
Live Oak Mobility Acquisition Corp.	(i)	Diversified Financials			50,000	500	502

See notes to unaudited consolidated financial statements.
6

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units	Cost	Fair Value(d)
M3-Brigade Acquisition II Corp.	(i)	Diversified Financials			100,000	$1,000	$1,010
Mason Industrial Technology, Inc.	(i)	Diversified Financials			150,000	1,522	1,510
MCAP Acquisition Corp.	(i)	Diversified Financials			147,072	1,473	1,468
Mission Advancement Corp.	(i)	Diversified Financials			100,000	1,000	999
Monument Circle Acquisition Corp.	(i)	Diversified Financials			50,000	504	502
MSD Acquisition Corp.	(i)	Diversified Financials			50,000	500	505
New Vista Acquisition Corp.	(i)	Diversified Financials			1,000	10	10
NextGen Acquisition Corp. II	(i)	Diversified Financials			400,000	4,000	4,320
North Atlantic Acquisition Corp.	(i)	Diversified Financials			150,000	1,503	1,506
Northern Star Investment Corp. III	(i)	Diversified Financials			100,000	1,004	1,000
Peridot Acquisition Corp. II	(i)	Diversified Financials			150,000	1,504	1,499
Pine Technology Acquisition Corp.	(i)	Diversified Financials			525,000	5,250	5,213
Plum Acquisition Corp. I	(i)	Diversified Financials			50,000	500	500
Progress Acquisition Corp.	(i)	Diversified Financials			150,000	1,504	1,505
PWP Forward Acquisition Corp. I	(i)	Diversified Financials			100,000	1,002	995
Rosecliff Acquisition Corp. I	(i)	Diversified Financials			100,000	1,016	1,002
RXR Acquisition Corp.	(i)	Diversified Financials			81,888	819	816
Simon Property Group Acquisition Holdings, Inc.	(i)	Diversified Financials			5,000	50	50
Slam Corp.	(i)	Diversified Financials			151,000	1,528	1,507
Soaring Eagle Acquisition Co.	(i)	Diversified Financials			10,000	100	106
Tailwind Two Acquisition Corp.	(i)	Diversified Financials			250,000	2,500	2,500
TCW Special Purpose Acquisition Corp.	(i)	Diversified Financials			201,000	2,015	2,004
Tribe Capital Growth Corp. I	(i)	Diversified Financials			50,000	500	503
Twin Ridge Capital Acquisition Corp.	(i)	Diversified Financials			81,521	816	814
USHG Acquisition Corp.	(i)	Diversified Financials			10,000	100	100
Virtuoso Acquisition Corp.	(i)	Diversified Financials			50,000	505	538
VPC Impact Acquisition Holdings II	(i)	Diversified Financials			25,204	253	253
Total Special Purpose Acquisition Vehicles						89,838	92,047

Equity/Other—13.4%
Aspect Software Parent, Inc., Warrants	(i)(r)	Software & Services			83,829	—	166
Avantor, Inc., Common Equity	(i)	Materials			2,844	40	101
Belk, Inc., Common Equity	(e)(i)	Retailing			579	15	17
Bright Pattern, Inc., Common Equity	(i)(r)	Software & Services			599,720	973	1,178
Chinos Holdings, Inc., Common Equity	(f)(i)	Retailing			2,228,253	25,068	36,098
Chinos Holdings, Inc., Warrants	(i)	Retailing			1,162,738	4,070	7,907
Extraction Oil & Gas, Inc., Common Equity	(i)(o)	Energy			124,218	2,019	6,821
Fairway Group Holdings Corp., Common Equity	(i)(r)(t)	Food & Staples Retailing			76,517	2,458	—

See notes to unaudited consolidated financial statements.
7

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units	Cost	Fair Value(d)
Guitar Center, Inc., Preferred Equity	(e)(r)	Retailing	15.0% PIK (15.0% Max PIK)		61,250	$6,125	$6,125
iShares iBoxx High Yield Corporate Bond ETF	(e)	Diversified Financials			409,800	34,333	36,079
J.C. Penney Company, Inc., Common Equity		Retailing			159,498	2,632	3,025
Penn Foster Inc., Preferred Equity	(e)(r)	Consumer Services	L+975	1.0%	433,462	42,518	43,779
Penney Borrower, LLC, Earnouts	(i)	Retailing			21,267	170	170
Pioneer Energy Services Corp., Common Equity	(e)(i)(r)	Energy			17,857	22	—
RDV Resources Oil & Gas, Inc., Common Equity	(i)(r)	Energy			457,704	5,109	4,709
Ridgeback Resources Inc., Common Equity	(i)(r)	Energy			1,960,162	12,044	9,086
SCM EPIC, LLC, Common Equity	(i)(q)(r)(u)	Energy			34,800	35,860	38,076
SCM Topco, LLC, Series B Preferred Equity, 7/13/28	(i)(p)(q)(r)	Energy			27,398	2,449	3,527
SCM Topco, LLC, Series C Common Equity	(i)(q)(r)	Energy			196	—	—
SCM Topco, LLC, Warrants, 7/10/28, Strike: $75,000	(i)(q)(r)	Energy			1	—	—
Selecta Group B.V., Contingent Value Notes	(h)(i)(r)	Retailing			7	3	—
Selecta Group B.V., Warrants	(h)(i)(r)	Retailing			98	2	—
Sungard AS New Holdings, LLC, Common Equity	(i)(r)(t)	Software & Services			272,014	19,011	5,171
Total Equity/Other						194,921	202,035
TOTAL INVESTMENTS—141.1%						$2,080,940	2,130,758
Credit Facilities Payable—(30.1)%							(455,000)
Term Preferred Shares, at Liquidation Value, Net—(19.7)%							(297,866)
Other Assets in Excess of Liabilities—8.7%	(j)						132,214
NET ASSETS—100.0%							$1,510,106

C$ – Canadian Dollar.

£ – British Pound.

Investments Sold Short

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(0.0)%
Avantor, Inc., Common Equity	(i)	Materials	(2,844)	$(44)	$(101)
Total				$(44)	$(101)

See notes to unaudited consolidated financial statements.
8

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2021 (in thousands, except share and per share amounts)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	7/12/21	USD	24,253	CAD	29,250	$673
JPMorgan Chase Bank, N.A.	7/12/21	USD	3,666	EUR	3,000	110
JPMorgan Chase Bank, N.A.	7/12/21	USD	28,285	GBP	20,000	673
Total						$1,456

CAD – Canadian Dollar.

EUR – Euro.

GBP – British Pound.

USD – U.S. Dollar.

Credit Default Swaps on Corporate Issues—Buy Protection

Reference Entity	Counterparty	Implied Credit Spread at June 30, 2021(k)	Industry	Fixed Deal Pay Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Rentals North America, Inc.	Credit Suisse International	0.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(5,000)	$(726)	$(561)	$(165)
United Rentals North America, Inc.	JPMorgan Chase Bank, N.A.	0.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(3,000)	(436)	(337)	(99)
United Rentals North America, Inc.	Barclays Bank PLC	0.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(2,000)	(290)	(225)	(65)
Total								$(1,452)	$(1,123)	$(329)

Total Return Swaps

Reference Entity	Counterparty	Industry	Interest Rate(m)	Maturity	Number of Shares	Notional	Unrealized Appreciation (Depreciation)
Invesco Senior Loan ETF	Goldman Sachs International	Diversified Financials	L+0.30%	3/24/22	530,000	$11,745	$(5)
Total							$(5)

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2021, the three-month London Interbank Offered Rate (“L”) was 0.15%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)Denominated in U.S. dollars, unless otherwise noted.

(d)Fair value is determined by the Fund’s board of trustees (see Note 8).

See notes to unaudited consolidated financial statements.
9

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2021 (in thousands, except share and per share amounts)

(e)Security or portion thereof held by Blair Funding LLC (“Blair Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Blair Funding’s credit facility with Barclays Bank PLC, as administrative agent and Wells Fargo Bank, National Association, as collateral agent (see Note 9).

(f)Position or portion thereof unsettled as of June 30, 2021.

(g)Security is an unfunded commitment.

(h)Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)Security is non-income producing.

(j)Includes the effect of investments sold short, forward foreign currency exchange contracts and swap contracts.

(k)Implied credit spread utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(l)The maximum potential amount the Fund could receive/pay as a buyer/seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)The variable rate securities underlying the total return swap bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2021, the one-month London Interbank Offered Rate (“L”) was 0.10%.

(n)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of June 30, 2021, total market value of Rule 144A securities amounted to $517,225, which represented approximately 34.3% of net assets. As of June 30, 2021, the Fund held one restricted security as to resale, Avantor, Inc., Common Equity, which the Fund had acquired on May 16, 2019 at a cost of $2,739. Total market value of the restricted security amounted to $101, which represented approximately 0.0% of net assets as of June 30, 2021.

(o)Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP PBIL”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9).

(p)Security was on non-accrual status as of June 30, 2021.

(q)Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.

(r)Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

(s)Security is a related party investment (see Note 6).

See notes to unaudited consolidated financial statements.
10

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2021 (in thousands, except share and per share amounts)

(t)Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2021, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of June 30, 2021:

Portfolio Company	Fair Value at December 31, 2020	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2021	Interest Income(3)	PIK Income(3)
Senior Secured Loans—First Lien
Fairway Group Acquisition Co.	$—	$—	$—	$—	$—	$—	$—	$—
Fairway Group Acquisition Co.	401	—	—	—	492	893	281	—
Sungard AS New Holdings III, LLC	4,016	29	—	—	22	4,067	98	49
Sungard AS New Holdings III, LLC(4)	1	—	—	—	11	12	15	—
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	—	—	—	—	—	—	—
Sungard AS New Holdings III, LLC	14,582	135	—	—	—	14,717	436	135
Equity/Other
Fairway Group Holdings Corp., Common Equity	—	—	—	—	—	—	—	—
Sungard AS New Holdings, LLC, Common Equity	9,028	—	—	—	(3,857)	5,171	—	—
Total	$28,028	$164	$—	$—	$(3,332)	$24,860	$830	$184

(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.

(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.

(3)Interest and PIK income are presented for the full six months ended June 30, 2021.

(4)Security is an unfunded commitment with amortized cost of $2,129 and fair value of $2,141.

See notes to unaudited consolidated financial statements.
11

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2021 (in thousands, except share and per share amounts)

(u)Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2021, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control as of June 30, 2021:

Portfolio Company	Fair Value at December 31, 2020	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2021	Interest Income(3)	Fee Income(3)
Asset Based Finance
BCP Great Lakes Fund LP(4)	$40,903	$6,394	$(10,560)	$—	$3,065	$39,802	$2,448	$—
Stabilis BH Lender, LLC	11,800	—	(11,800)	—	—	—	—	118
Equity/Other
SCM EPIC, LLC, Common Equity	39,267	1,492	—	—	(2,683)	38,076	—	—
Total	$91,970	$7,886	$(22,360)	$—	$382	$77,878	$2,448	$118

(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(3)Interest and fee income presented for the full six months ended June 30, 2021.

(4)Security includes a partially unfunded commitment with amortized cost of $11,448 and fair value of $11,636.

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to unaudited consolidated financial statements.
12

June 30, 2021
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,949,618)	$2,028,020
Non-controlled/affiliated investments (amortized cost—$56,489)	24,860
Controlled/affiliated investments (amortized cost—$74,833)	77,878
Investments, at fair value (amortized cost—$2,080,940)	2,130,758
Cash	118,371
Foreign currency (cost—$3,288)	3,426
Interest receivable	25,714
Collateral held at broker	10,699
Receivable for investments sold and repaid	49,773
Unrealized appreciation on forward foreign currency exchange contracts	1,456
Deferred financing costs	3,609
Prepaid expenses and other assets	66
Total assets	$2,343,872
Liabilities
Payable for investments purchased	$52,710
Credit facilities payable(1)	455,000
Term preferred shares, at liquidation value of $1,000 per share (net of discount and deferred financing costs of $552 and $1,582, respectively)(1)	297,866
Investments sold short, at fair value (proceeds—$44)	101
Interest expense payable	4,883
Shareholder distributions payable	5,554
Management fees payable	8,618
Unamortized swap premiums received	1,123
Incentive fees payable	2,845
Administrative services expense payable	432
Accounting and administrative fees payable	613
Professional fees payable	314
Swap income payable	15
Trustees’ fees payable	156
Unrealized depreciation on swap contracts	334
Other accrued expenses and liabilities	3,202
Total liabilities	$833,766
Net assets	$1,510,106
Commitments and contingencies(2)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 197,248,023 shares issued and outstanding	$197
Capital in excess of par value	1,696,566
Retained earnings (accumulated deficit)	(186,657)
Net assets	$1,510,106
Net asset value per common share at period end	$7.66

(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.

(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to unaudited consolidated financial statements.
13

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Operations

(in thousands)

Six Months Ended June 30, 2021
Investment income
From non-controlled/unaffiliated investments:
Interest income	$71,733
Paid-in-kind interest income	2,720
Fee income	5,578
Dividend income	2,102
From non-controlled/affiliated investments:
Interest income	830
Paid-in-kind interest income	184
From controlled/affiliated investments:
Interest income	2,448
Fee income	118
Total investment income	85,713
Operating expenses
Management fees	16,822
Incentive fees	2,845
Administrative services expenses	1,893
Accounting and administrative fees	892
Interest expense	12,770
Professional fees	496
Trustees’ fees	279
Other general and administrative expenses	1,564
Total operating expenses	37,561
Net investment income	48,152
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	1,554
Net realized gain (loss) on swap contracts	744
Net realized gain (loss) on forward foreign currency exchange contracts	(3,397)
Net realized gain (loss) on foreign currency	389
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	75,111
Non-controlled/affiliated investments	(3,332)
Controlled/affiliated investments	382
Net change in unrealized appreciation (depreciation) on swap contracts	(1,056)
Net change in unrealized appreciation (depreciation) on investments sold short	(21)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,225
Net change in unrealized gain (loss) on foreign currency	(144)
Total net realized gain (loss) and unrealized appreciation (depreciation)	72,455
Net increase (decrease) in net assets resulting from operations	$120,607

See notes to unaudited consolidated financial statements.
14

FS Global Credit Opportunities Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations
Net investment income	$48,152	$112,623
Net realized gain (loss)	(710)	(81,008)
Net change in unrealized appreciation (depreciation) on investments	72,161	36,034
Net change in unrealized appreciation (depreciation) on swap contracts	(1,056)	3,692
Net change in unrealized appreciation (depreciation) on investments sold short	(21)	482
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,225	315
Net change in unrealized gain (loss) on foreign currency	(144)	244
Net increase (decrease) in net assets resulting from operations	120,607	72,382

Shareholder distributions(1)
Distributions to shareholders	(50,427)	(108,993)
Net decrease in net assets resulting from shareholder distributions	(50,427)	(108,993)

Capital share transactions(2)
Issuance of common shares	—	44,400
Reinvestment of shareholder distributions	17,782	3,044
Repurchases of common shares	(27,479)	(57,416)
Net assets received in connection with reorganization	—	2,404
Net increase (decrease) in net assets resulting from capital share transactions	(9,697)	(7,568)
Total increase (decrease) in net assets	60,483	(44,179)
Net assets at beginning of period	1,449,623	1,493,802
Net assets at end of period	$1,510,106	$1,449,623

(1)See Note 5 for a discussion of the distributions declared by the Fund.

(2)See Note 3 for a discussion of transactions with respect to the Fund’s common shares.

See notes to unaudited consolidated financial statements.
15

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Cash Flows

(in thousands)

Six Months Ended June 30, 2021
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$120,607
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(787,869)
Paid-in-kind interest	(2,904)
Proceeds from sales and repayments of investments	640,350
Premiums paid on swap contracts, net	512
Premiums received on swap contracts, net	(2,368)
Net realized (gain) loss on investments	(1,554)
Net change in unrealized (appreciation) depreciation on investments	(72,161)
Net change in unrealized (appreciation) depreciation on swap contracts	1,056
Net change in unrealized (appreciation) depreciation on investments sold short	21
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(2,225)
Accretion of discount	(6,207)
Amortization of discount and deferred financing costs	773
(Increase) decrease in collateral held at broker	6,512
(Increase) decrease in receivable for investments sold and repaid	(47,960)
(Increase) decrease in interest receivable	(3,788)
(Increase) decrease in swap income receivable	176
(Increase) decrease in prepaid expenses and other assets	4,801
Increase (decrease) in swap income payable	(28)
Increase (decrease) in payable for investments purchased	15,930
Increase (decrease) in interest expense payable	(238)
Increase (decrease) in management fees payable	833
Increase (decrease) in incentive fees payable	(498)
Increase (decrease) in administrative services expense payable	58
Increase (decrease) in accounting and administrative fees payable	540
Increase (decrease) in professional fees payable	(63)
Increase (decrease) in trustees’ fees payable	(62)
Increase (decrease) in other accrued expenses and liabilities	(304)
Net cash provided by (used in) operating activities	(136,060)

Cash flows from financing activities
Repurchases of common shares	(27,479)
Shareholder distributions paid	(32,468)
Borrowings under credit facilities(1)	90,000
Repayments under credit facilities(1)	(20,000)
Deferred financing costs paid	(423)
Net cash provided by (used in) financing activities	9,630
Total increase (decrease) in cash and foreign currency(2)	(126,430)
Cash and foreign currency at beginning of period	248,227
Cash and foreign currency at end of period	$121,797

Supplemental disclosure
Reinvestment of shareholder distributions	$17,782
Excise taxes paid	$1,921

(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the six months ended June 30, 2021, the Fund paid interest expense of $12,235 on financing arrangements and term preferred shares.

(2)Includes net change in unrealized gain (loss) on foreign currency of $(106).

See notes to unaudited consolidated financial statements.
16

FS Global Credit Opportunities Fund

Consolidated Financial Highlights

(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Per Share Data:(1)
Net asset value, beginning of period	$7.30	$7.50	$7.58	$7.51	$8.07	$7.11
Results of operations
Net investment income(2)	0.24	0.57	0.70	0.69	0.78	0.80
Net realized gain (loss) and unrealized appreciation (depreciation)	0.38	(0.22)	(0.21)	(0.07)	(0.54)	0.97
Net increase (decrease) in net assets resulting from operations	0.62	0.35	0.49	0.62	0.24	1.77
Shareholder Distributions:(3)
Distributions from net investment income	(0.26)	(0.55)	(0.57)	(0.55)	(0.80)	(0.81)
Net decrease in net assets resulting from shareholder distributions	(0.26)	(0.55)	(0.57)	(0.55)	(0.80)	(0.81)
Net asset value, end of period	$7.66	$7.30	$7.50	$7.58	$7.51	$8.07
Shares outstanding, end of period	197,248,023	198,572,491	199,244,649	198,727,405	202,807,462	174,763,703
Total return(4)(10)	8.54%	5.49%	6.58%	8.29%	2.96%	26.66%

Ratio/Supplemental Data:
Net assets, end of period	$1,510,106	$1,449,623	$1,493,802	$1,505,973	$1,524,012	$1,410,673
Ratio of net investment income to average net assets(5)(6)	6.48%	8.27%	9.23%	8.79%	9.80%	10.84%
Ratio of total operating expenses to average net assets(5)	5.06%	5.12%	5.21%	4.96%	5.51%	4.61%
Ratio of expense reimbursement from sponsor to average net assets(5)	—	—	—	—	(0.11)%	(0.74)%
Ratio of expense recoupment to sponsor to average net assets(5)	—	—	—	—	0.01%	—
Ratio of management fee waiver to average net assets(5)	—	—	—	(0.72)%	—	—
Ratio of net operating expenses to average net assets(5)	5.06%	5.12%	5.21%	4.24%	5.41%	3.87%
Portfolio turnover(10)	32%	67%	75%	72%	94%	92%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$455,000	$385,000	$125,427	$312,133	$621,212	$507,230
Asset coverage, per $1,000 of credit facility borrowings(7)(9)	$4,976	$5,509	$14,417	$6,067	$3,334	$3,781
Asset coverage per unit of credit facility borrowings(7)	4.98	5.51	14.42	6.07	3.33	3.78
Total amount of term preferred shares outstanding(9)	$300,000	$300,000	$200,000	$200,000	—	—
Asset coverage, per $1,000 liquidation value per share of term preferred shares(8)(9)	$7,547	$7,070	$9,041	$9,468	—	—
Asset coverage per unit of term preferred shares(8)(9)	7.55	7.07	9.04	9.47	—	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

See notes to unaudited consolidated financial statements.
17

FS Global Credit Opportunities Fund

Consolidated Financial Highlights (continued)

(in thousands, except share and per share amounts)

(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.

(5)Average daily net assets is used for this calculation. Ratios for the six months ended June 30, 2021 are annualized. Annualized ratios for the six months ended June 30, 2021 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2021.

(6)For the six months ended June 30, 2021 and the years ended December 31, 2020 and 2019, no portion of the Fund’s operating expenses was waived or reimbursed by the sponsor. Had the sponsor not waived management fees or reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 8.07%, 9.69% and 10.10% for the years ended December 31, 2018, 2017 and 2016, respectively.

(7)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.

(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of term preferred shares outstanding representing indebtedness.

(9)Presentation of certain amounts in the consolidated financial highlights for the years ended December 31, 2019, 2018, 2017 and 2016 have been updated to conform to the presentation of such amounts for the six months ended June 30, 2021 and the year ended December 31, 2020.

(10)Data for the six months ended June 30, 2021 is not annualized.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

18

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Prior to December 14, 2020, the Fund was a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, the affiliated closed-end management investment companies in the same fund complex, FS Global Credit Opportunities Fund—A, or Fund—A, FS Global Credit Opportunities Fund—D, or Fund—D, FS Global Credit Opportunities Fund—T, or Fund—T, FS Global Credit Opportunities Fund—ADV, or Fund—ADV and FS Global Credit Opportunities Fund—T2, or Fund—T2, or the Feeder Funds, invested substantially all of their assets in the Fund, or together with the Feeder Funds, the Funds.

On October 12, 2020, the Funds’ Boards of Trustees, or the Boards, including a majority of the independent Trustees by separate vote, unanimously approved the reorganization effected pursuant to an Agreement and Plan of Reorganization dated as of November 18, 2020, or the Reorganization Agreement. On December 14, 2020, the Fund completed its reorganization, or the Reorganization.

Pursuant to the Reorganization Agreement, each Feeder Fund merged with and into the Fund such that each Feeder Fund ceased to exist, and the Fund became the sole surviving entity. As part of the Reorganization, the Fund’s common shares of beneficial interest were distributed to shareholders of the Feeder Funds and shareholders of the Feeder Funds became common shareholders of the Fund. Each shareholder received common shares, determined at the time the Reorganization was consummated, that was the same as the value of such shareholder’s interests in the Feeder Fund in which such shareholder held interests prior to the Reorganization. The merger of each Feeder Fund into the Fund qualified as a tax-free “reorganization” within the meaning of Section 368(a) of the Code and the Feeder Funds did not recognize any gain or loss as a result of the transfer of all of their assets and liabilities in exchange solely for common shares of the Fund and the assumption of the Feeder Funds’ liabilities by the Fund under the Reorganization or as a result of the Feeder Funds’ liquidation. See Note 3 for a discussion of share transactions with respect to the Fund’s Reorganization.

The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.

As of June 30, 2021, the Fund had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries it consolidates as of June 30, 2021 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2020 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended June 30, 2021 are not necessarily indicative of the results that may be expected for the year ending December 31, 2021. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

19

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.

Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s board of trustees, or the Board, in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:

•The quarterly fair valuation process begins with FS Global Advisor reviewing and documenting preliminary valuations for each investment, which valuations are obtained from an approved independent third-party valuation service, and providing a valuation range;

•FS Global Advisor then provides the audit committee of the Board its valuation recommendation for each investment;

•The preliminary valuations are then presented to and discussed with the audit committee of the Board;

•The audit committee of the Board then reviews the preliminary valuations and FS Global Advisor, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•Following its review, the audit committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

20

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.

When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value. Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.

21

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).

The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor, and has authorized FS Global Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. For the six months ended June 30, 2021, the Fund recognized $2,305 in structuring and upfront fee revenue.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

22

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended June 30, 2021, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s unaudited consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

23

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Total Return Swaps: The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Special Purpose Acquisition Companies: The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities, or SPACs. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Collateralized Loan Obligation – Warehouses: A Collateralized Loan Obligation Warehouse, or CLO Warehouse, is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt securities and subordinated notes is used to repay the bank financing.

The fair value of the Fund’s investment in the CLO Warehouse is determined by adding the excess spread (accrued interest plus interest received less financing cost) to the Fund’s initial investment in the CLO Warehouse. Consistent with ASC 820, the excess spread represents the price that would be received from the sale of the CLO Warehouse investment in an orderly transaction between market participants. CLO warehouses can be exposed to credit events, mark to market changes, rating agency downgrades and financing cost changes. Changes in the fair value of a CLO Warehouse are reported in the consolidated statement of operations as unrealized appreciation (depreciation).

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended June 30, 2021 and the year ended December 31, 2020:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Issuance of Common Shares	—	$ —	7,289,798	$46,804
Reinvestment of Distributions	2,364,586	17,782	417,737	3,044
Repurchases of Common Shares	(3,689,054)	(27,479)	(8,379,693)	(57,416)
Net Proceeds from Share Transactions	(1,324,468)	$ (9,697)	(672,158)	$(7,568)

Prior to the Reorganization, common shares of the Fund were issued solely to the Feeder Funds in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. Additionally, prior to the Reorganization, the Fund repurchased common shares held by the Feeder Funds to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. The following table

24

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

summarizes the common shares issued and repurchased by the Fund to and from the Feeder Funds, respectively, during the year ended December 31, 2020:

	Year Ended December 31, 2020
	Common Shares Issued to the Feeder Funds		Common Shares Repurchased from the Feeder Funds(1)
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	4,994,778	$32,022	5,668,134	$38,701
FS Global Credit Opportunities Fund—D	992,891	6,385	1,084,296	7,403
FS Global Credit Opportunities Fund—T	998,595	6,447	1,276,646	8,896
FS Global Credit Opportunities Fund—ADV	270,437	1,739	315,072	2,172
FS Global Credit Opportunities Fund—T2	33,097	211	35,545	244
Total	7,289,798	$46,804	8,379,693	$57,416

(1)In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds that held small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserved the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account was less than the Feeder Funds’ $5 minimum initial investment, unless the account balance had fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, to the extent necessary, the Fund repurchased some of its common shares held by the Feeder Funds in parallel, private transaction(s).

Share Repurchase Program

In connection with the Reorganization, each Feeder Fund has terminated its share repurchase program, and effective as of December 14, 2020, the Fund has adopted a share repurchase program that is substantially similar to the share repurchase programs that were historically in place for the Feeder Funds. The Fund conducted its first quarterly repurchase of common shares pursuant to its share repurchase program during the first quarter of 2021.

To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of common shares. Any offer to repurchase common shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Fund to offer to repurchase common shares and under what terms:

•the effect of such repurchases on the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•the Fund’s investment plans;

•the Fund’s working capital requirements;

•the Fund’s history in repurchasing common shares or portions thereof; and

•the condition of the securities markets.

The Fund will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan (including the aggregate proceeds it has received from the prior sale of common shares of the Feeder Funds, or the Feeder Fund Shares, under the prior distribution reinvestment plans for each of the Feeder Funds) during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares (including Feeder Fund Shares) on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Fund will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase.

25

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table provides information concerning the Fund’s repurchases of common shares pursuant to its share repurchase program during the six months ended June 30, 2021:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2021
March 31, 2021	April 8, 2021	3,650,543	13%	1.83%	$7.45	$27,191

In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Fund reserves the right to repurchase the shares of and liquidate any investor’s account if the balance of such account is less than the Fund’s $5 minimum investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Fund’s net asset value per share. The Fund will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Fund’s most recent price at which the Fund’s shares were issued pursuant to its distribution reinvestment plan.

The Fund conducted such repurchases and de minimis account liquidations after the Fund’s quarterly share repurchase offers starting in April 2021. During the six months ended June 30, 2021, the Fund repurchased 38,511 common shares for aggregate consideration of $288 in connection with its de minimis account liquidations.

Fund Reorganization

Pursuant to the terms of the Reorganization Agreement, immediately before the opening of business on December 14, 2020, the Feeder Funds transferred all of their assets and liabilities in exchange solely for common shares of the Fund and the assumption of the Feeder Funds’ liabilities by the Fund.

The number of the Fund’s common shares issued to shareholders at the time of the reorganization was based on an exchange ratio equal to the NAV per share of the respective Feeder Fund’s shares held by the shareholder immediately prior to the Reorganization divided by the NAV per share of the Fund’s common shares as of December 11, 2020, or the Valuation Date. As of the Valuation Date, the Fund had net assets of $1,437,051 and NAV per share of the Fund’s common shares was $7.2793.

The Reorganization of the Fund was completed by a tax-free exchange of shares of the Fund in the following amounts:

	NAV per share of the Feeder Funds as of the Valuation Date	Net assets of the Feeder Funds as of the Valuation Date	Shares of the Feeder Funds as of the Valuation Date	Value of the Fund’s common shares issued to shareholders	Common shares of the Fund issued to shareholders(1)
Fund—A	$7.2189	$1,007,889	139,618,555	$1,007,889	138,459,721
Fund—D	$7.2206	194,856	26,986,001	194,856	26,767,414
Fund—T	$7.1772	180,289	25,119,659	180,289	24,767,984
Fund—ADV	$7.1580	53,185	7,430,191	53,185	7,306,107
Fund—T2	$7.1855	6,213	864,683	6,213	853,528
Total		$1,442,432	200,019,089	$1,442,432	198,154,754

(1)In accordance with the terms of the Reorganization Agreement, at the time of the transactions contemplated by the Reorganization Agreement, (i) each outstanding common share of Fund—A was converted into the right to receive 0.9917 common shares of the Fund, (ii) each outstanding common share of Fund—D was converted into the right to receive 0.9919 common shares of the Fund, (iii) each outstanding common share of Fund—T was converted into the right to receive 0.9860 common shares of the Fund, (iv) each outstanding common share of Fund—ADV was converted into the right to receive 0.9833 common shares of the Fund and (v) each outstanding common share of Fund—T2 was converted into the right to receive 0.9871 common shares of the Fund.

Aggregate net assets of the Fund immediately following the Reorganization were $1,442,432, which included $2,404 of net assets received from the Feeder Funds in exchange for common shares of the Fund.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

26

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Effective May 10, 2019, the Fund and FS Global Advisor entered into a new investment advisory agreement, dated as of April 18, 2019, or the 2019 investment advisory agreement. Pursuant to the 2019 investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.

Under the 2019 investment advisory agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares under the Fund’s share repurchase program.

The calculation of the incentive fee for each quarter is as follows:

•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50% (6.00% annualized);

•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and

•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Under the previous investment advisory agreement, dated as of October 9, 2013 and in effect through May 10, 2019, or the 2013 investment advisory agreement, FS Global Advisor was entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets and (b) an incentive fee equal to 20% of the Fund’s pre-incentive fee net investment income. Effective January 1, 2018 and through December 31, 2018, FS Global Advisor agreed to waive (a) 0.50% of the base management fee such that the fee received equaled 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety.

Prior to and after the aforementioned waiver and through May 9, 2019, the incentive fee was calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, as follows:

•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

27

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Additionally, from on or about January 1, 2019 through May 10, 2019, the date on which shareholder approval of the 2019 investment advisory agreement was obtained (the “Proxy Solicitation Period”), FS Global Advisor agreed to rebate back to the Fund the difference in advisory fees, if any, between the advisory fees that (i) FS Global Advisor earned during the Proxy Solicitation Period under the 2013 investment advisory agreement and (ii) FS Global Advisor would have earned had the 2019 investment advisory agreement been in effect throughout the Proxy Solicitation Period (the “Rebate”). During the Proxy Solicitation Period, the total advisory fees that FS Global Advisor would have earned under the 2019 investment advisory agreement exceeded the fees that FS Global Advisor earned under the 2013 investment advisory agreement. Therefore, no rebate was due to the Fund.

Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

The following table describes the fees and expenses incurred under the 2019 investment advisory agreement and the administration agreement during the six months ended June 30, 2021:

Related Party	Source Agreement	Description	Amount
FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$16,822
FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	$ 2,845
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$ 1,893

(1)During the six months ended June 30, 2021, $15,989 in management fees were paid to FS Global Advisor. As of June 30, 2021, $8,618 in management fees were payable to FS Global Advisor.

(2)During the six months ended June 30, 2021, $3,343 in incentive fees were paid to FS Global Advisor. As of June 30, 2021, $2,845 in incentive fees were payable to FS Global Advisor.

(3)During the six months ended June 30, 2021, the Fund paid $1,507 in administrative services expenses to FS Global Advisor.

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, a private fund and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.

28

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Exemptive Relief

The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Global Advisor or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board of Trustees who have no financial interest in the co-investment transaction and a majority of the Board of Trustees who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.

Note 5. Distributions

During the six months ended June 30, 2021 and the year ended December 31, 2020, the Fund declared and paid cash distributions of $0.2550 per common share in the total amount of $50,427 and $0.5475 per common share in the total amount of $108,993, respectively.

On July 22, 2021 and August 11, 2021, the Board declared regular monthly cash distributions for July and August 2021, respectively, each in the amount of $0.0425 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

The Fund has adopted an “opt in” distribution reinvestment plan, or DRP, for its shareholders in which shareholders of the Fund can elect to have their cash distributions reinvested in additional common shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of December 31, 2020, the Fund had a long-term capital loss carryover of $248,408 and no short-term capital loss carryover. The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. Future utilization of these losses may be limited. Any unused balances resulting from such limitations may be carried forward into future years indefinitely.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,079,356 as of June 30, 2021. Aggregate net unrealized appreciation (depreciation) on a tax basis was $51,402, which was comprised of gross unrealized appreciation of $113,450 and gross unrealized depreciation of $62,048, as of June 30, 2021.

As of June 30, 2021, the Fund had a gross deferred tax asset of $7,374 resulting from deferred interest expense, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary and a deferred tax liability of $691 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of June 30, 2021, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $6,683. For the six months ended June 30, 2021, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.

Note 6. Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

29

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Each total return swap is marked semi-monthly or more frequently and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of total return swaps contains the risk that the underlying security defaults (credit risk).

Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium.

If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized gain or loss. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

30

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of June 30, 2021 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$1,456	(1)	—
Credit Risk
Credit default swaps	—		$1,452	(2)
Total return swaps	—		$5	(2)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unamortized swap premiums received and unrealized depreciation on swap contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2021:

Counterparty	Derivative Assets Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount of Derivative Assets(3)
JPMorgan Chase Bank, N.A.	$1,456	$436	—	$1,020	—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount of Derivative Liabilities(4)
Barclays Bank PLC	$290	—	—	$290	—
Credit Suisse International	$726	—	—	$726	—
JPMorgan Chase Bank, N.A.	$436	$436	—	—	—

(1)Exchanged-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(4)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s unaudited consolidated statement of operations by risk exposure for the six months ended June 30, 2021 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$(3,397	)(1)	$2,225	(2)
Credit Risk
Credit default swaps	$ 610	(3)	$(1,024	)(4)
Total return swaps	$ 134	(3)	$ (32	)(4)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

31

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The average notional amounts of forward foreign currency exchange contracts, credit default swaps and total return swaps outstanding during the six months ended June 30, 2021, which are indicative of the volumes of these derivative types, were $52,984, $19,714 and $11,768, respectively.

Bridge Street Warehouse CLO II Ltd.

Bridge Street Warehouse CLO II Ltd., or Bridge Street Warehouse CLO II, is a CLO Warehouse wholly-owned by the Fund which is accounted for as a financial instrument at fair value as of June 30, 2021. Bridge Street Warehouse CLO II commenced operations on March 29, 2021 and was in the warehouse phase as of June 30, 2021. During the period ended June 30, 2021, the Fund contributed $50,000 to Bridge Street Warehouse CLO II. The Fund had an investment of $50,227 in Bridge Street Warehouse CLO II, at fair value, as of June 30, 2021. Bridge Street Warehouse CLO II financed the majority of its loan purchases using its warehouse financing facility. The amount of interest income from the Bridge Street Warehouse CLO II recorded on the Fund’s unaudited consolidated statement of operations for the six months ended June 30, 2021 was approximately $227.

Bridge Street Warehouse CLO I Ltd.

Bridge Street Warehouse CLO I Ltd., or Bridge Street Warehouse CLO I, was a CLO Warehouse wholly-owned by the Fund as of December 31, 2020. Bridge Street Warehouse CLO I commenced operations in April 2020 and was in the warehouse phase as of December 31, 2020. During the warehouse phase and through January 28, 2021, Bridge Street Warehouse CLO I financed the majority of its loan purchases using its warehouse financing facility. On January 28, 2021, the CLO Warehouse phase terminated when the collateralized loan obligation vehicle, Bridge Street CLO I Ltd., or Bridge Street CLO I, issued to the market various tranches of notes in the amount of $353,700, including $28,200 principal to the Fund. On such date, financing through the issuance of debt and equity securities was used to repay the warehouse financing facility.

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2021:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$ 991,243	$1,002,321	47%
Senior Secured Loans—Second Lien	176,864	166,806	8%
Senior Secured Bonds	384,915	412,802	19%
Subordinated Debt	106,728	117,963	6%
Asset Based Finance	136,431	136,784	6%
Special Purpose Acquisition Vehicles	89,838	92,047	4%
Equity/Other	194,921	202,035	10%
Total	$2,080,940	$2,130,758	100%
Investments Sold Short	$(44)	$(101)

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of June 30, 2021, the Fund held investments in three portfolio companies of which it is deemed to “control,” and held investments in two portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the unaudited consolidated schedule of investments as of June 30, 2021 included herein.

The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2021, the Fund had three senior secured loan investments with aggregate unfunded commitments of $31,679 and one asset based finance investment with an unfunded commitment of $11,448. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

32

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2021:

Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$45,520	2%
Capital Goods	153,376	7%
Commercial & Professional Services	39,611	2%
Consumer Services	304,797	14%
Diversified Financials	363,397	17%
Energy	284,129	13%
Food & Staples Retailing	893	0%
Food, Beverage & Tobacco	19,650	1%
Health Care Equipment & Services	212,167	10%
Household & Personal Products	15,183	1%
Insurance	30,497	1%
Materials	64,014	3%
Media	35,853	2%
Pharmaceuticals, Biotechnology & Life Sciences	48,712	2%
Real Estate	9,663	0%
Retailing	197,796	9%
Software & Services	121,130	6%
Technology Hardware & Equipment	11,119	1%
Telecommunication Services	74,716	4%
Transportation	98,535	5%
Total	$2,130,758	100%

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of June 30, 2021:

Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$1,961,062	92%
Europe	81,797	4%
Other	87,899	4%
Total	$2,130,758	100%

(1)Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the six months ended June 30, 2021, other than short-term securities and U.S. government obligations, were $787,869 and $640,350, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

33

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2021, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$ —	$ 754,924	$247,397	$1,002,321
Senior Secured Loans—Second Lien	—	129,325	37,481	166,806
Senior Secured Bonds	—	385,932	26,870	412,802
Subordinated Debt	—	112,924	5,039	117,963
Asset Based Finance	—	—	136,784	136,784
Special Purpose Acquisition Vehicles	89,120	—	2,927	92,047
Equity/Other	43,001	47,217	111,817	202,035
Total Investments	132,121	1,430,322	568,315	2,130,758
Forward Foreign Currency Exchange Contracts	—	1,456	—	1,456
Total Assets	$132,121	$1,431,778	$568,315	$2,132,214

Liability Description	Level 1	Level 2	Level 3	Total
Investments Sold Short	$101	$—	$—	$101
Credit Default Swaps—Buy Protection	—	1,452	—	1,452
Total Return Swaps	—	5	—	5
Total Liabilities	$101	$1,457	$—	$1,558

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm approved by the Board are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Board determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.

The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

34

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2021:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Subordinated Debt	Asset Based Finance	Special Purpose Acquisition Vehicles	Equity/ Other	Total
Fair value at beginning of period	$188,408	$36,451	$—	$2,554	$136,702	$—	$106,085	$470,200
Accretion of discount (amortization of premium)	371	—	29	121	(45)	—	34	510
Net realized gain (loss)	31	—	—	—	12	36	1,022	1,101
Net change in unrealized appreciation (depreciation)	6,645	895	859	2,111	4,492	2,022	(5,406)	11,618
Purchases	76,426	—	25,676	125	83,311	1,285	4,674	191,497
Paid-in-kind interest	1,064	135	306	128	—	—	—	1,633
Sales and repayments	(25,548)	—	—	—	(87,688)	(416)	(1,023)	(114,675)
Net transfers in or out of Level 3(1)	—	—	—	—	—	—	6,431	6,431
Fair value at end of period	$247,397	$37,481	$26,870	$5,039	$136,784	$2,927	$111,817	$568,315
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$7,384	$895	$859	$2,111	$4,492	$2,022	$(5,406)	$12,357

(1)Transfers in or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market.

35

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2021 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans— First Lien	$234,486	Market Comparables	Market Yield (%)	4.0% - 19.1%	12.3%
	7,939		Production Multiples (Mboe/d)	$34,500.0 - $39,500.0	$37,000.0
	4,079		EBITDA Multiples (x)	4.8x - 5.8x	5.3x
	893	Other(2)	Other(2)	0.0% - 10.0%	9.5%
Senior Secured Loans— Second Lien	22,764	Market Comparables	Market Yield (%)	8.3% - 12.8%	9.0%
	14,717		EBITDA Multiples (x)	4.8x - 5.8x	5.3x
	—	Other(2)	Other(2)	N/A	N/A
Senior Secured Bonds	26,870	Market Comparables	Market Yield (%)	11.5% - 12.0%	11.8%
Subordinated Debt	4,914	Market Comparables	EBITDA Multiples (x)	3.3x - 3.8x	3.5x
	125	Other(2)	Other(2)	N/A	N/A
Asset Based Finance	86,557	Discounted Cash Flow	Discount Rate (%)	8.0% - 13.5%	10.5%
	50,227	Income(3)	Excess Spread(3)	0.5% - 0.5%	0.5%
Special Purpose Acquisition Vehicles	2,927	Discounted Cash Flow	Discount Rate (%)	16.0% - 16.0%	16.0%
Equity/Other	47,306	Market Comparables	Market Yield (%)	10.0% - 27.8%	11.5%
	38,076	Discounted Cash Flow	Discount Rate (%)	9.9% - 9.9%	9.9%
	25,091	Market Comparables	EBITDA Multiples (x)	3.3x - 5.8x	4.6x
			Production Multiples (Mboe/d)	$27,500.0 - $39,500.0	$32,389.5
			Proved Reserves Multiples (Mmboe)	$9.5 - $11.0	$10.3
			PV-10 Multiples (x)	1.1x - 1.2x	1.1x
	1,178		Revenue Multiples (x)	8.8x - 9.8x	9.3x
	166	Other(2)	Other(2)	$2.0 - $2.0	$2.0
Total	$568,315

(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by FS Global Advisor.

(3)Fair value of the CLO Warehouse is based on cost plus the excess spread (accrued interest plus interest received less financing cost).

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

36

Note 9. Financing Arrangements and Term Preferred Shares

The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of June 30, 2021:

Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Bucks Funding Facility	Revolving Credit Facility	L+1.10%	$150,000	$50,000	March 27, 2022(4)
Blair Funding Facility	Revolving Credit Facility	L+2.65%(3)	20,000	45,000	December 15, 2024
Blair Funding Facility	Term Loan	L+2.65%(3)	285,000	—	December 15, 2024
Series 2023 Term Preferred—Floating(5)	Floating Rate Shares	L+1.85%	45,000	—	August 1, 2023
Series 2023 Term Preferred—Fixed(5)	Fixed Rate Shares	4.818%	55,000	—	August 1, 2023
Series 2025 Term Preferred Shares(5)	Fixed Rate Shares	4.49%	50,000	—	November 1, 2025
Series 2025-2 Term Preferred Shares(5)	Fixed Rate Shares	4.00%	50,000	—	November 1, 2025
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Total			$755,000	$95,000

(1)Borrowings of each of the Fund’s financing subsidiaries and each series of the Term Preferred Shares are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

(2)The carrying amount outstanding under the facility approximates its fair value.

(3)LIBOR is subject to a 0% floor.

(4)As described below, this facility generally is terminable upon 270 days’ notice by BNP PBIL or two business days’ notice by the Fund. As of June 30, 2021, neither party to the facility had provided notice of its intent to terminate the facility.

(5)The valuations of the Series 2023 Term Preferred—Floating, Series 2023 Term Preferred—Fixed, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares and Series 2026 Term Preferred Shares are considered Level 2 valuations within the fair value hierarchy.

For the six months ended June 30, 2021, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Bucks Funding Facility	$ 1,098	$—	$ 1,098
Blair Funding Facility	4,270	495	4,765
Series 2023 Term Preferred Shares—Floating Rate	468	39	507
Series 2023 Term Preferred Shares—Fixed Rate	1,325	43	1,368
Series 2025 Term Preferred Shares	1,123	70	1,193
Series 2025-2 Term Preferred Shares	1,000	69	1,069
Series 2026 Term Preferred Shares	2,713	57	2,770
Total	$11,997	$773	$12,770

(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Interest under the Blair Funding Facility is payable quarterly in arrears commencing June 15, 2021. Dividends under the Series 2023 Term Preferred Shares—Floating Rate are payable quarterly in arrears. Dividends under the Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares and Series 2026 Term Preferred Shares are each payable semi-annually in arrears.

The Fund’s average borrowings and weighted average interest rate for the six months ended June 30, 2021 were $689,197 and 1.65%, respectively. As of June 30, 2021, the Fund’s weighted average effective interest rate on borrowings was 3.14%. Weighted average interest rate and weighted average effective interest rate do not include the effect of unused fees and commitment fees, if any.

Bucks Funding Facility

On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, or the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of $200,000 of revolving loans. Bucks Funding also borrowed $100,000 of term loans in U.S. dollars under the Bucks Funding Facility and repaid the

37

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

term loans in full prior to the April 22, 2021 maturity date solely applicable to the term loans. Bucks Funding may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.

Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.

Under the Bucks Funding Facility, revolving loan borrowings bear interest at the rate of three-month LIBOR plus 1.10% per annum. (Interest on term loans was charged at three-month LIBOR plus 1.20% per annum.) Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.

Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.

Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.

The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of June 30, 2021, all of such deferred financing costs had been amortized to interest expense.

Blair Funding Facility

On December 16, 2020, Blair Funding LLC, or Blair Funding, a wholly-owned financing subsidiary of the Fund, entered into a credit and security agreement, or the Blair Funding Facility, with Barclays Bank PLC, or Barclays, as administrative agent, Wells Fargo Bank, National Association, or Wells Fargo, as collateral agent, collateral administrator and securities intermediary, and the lenders from time to time party thereto. The Blair Funding Facility provides for borrowings in U.S. dollars, Canadian dollars, Euros and pounds sterling in an aggregate principal amount of (i) $285,000 of term loans and (ii) $65,000 of revolving loans on a committed basis. The maturity date for the Blair Funding Facility is December 15, 2024.

Under the Blair Funding Facility, borrowings bear interest at the rate of LIBOR (or the relevant reference rate for any foreign currency borrowings) (subject to a 0% floor) plus (i) to the extent the Fund is rated “A3” or higher by Moody’s Investors Services, Inc., 2.65% per annum, or (ii) otherwise, 3.55% per annum. Interest rates under the Blair Funding Facility will increase by (i) 0.50% per annum if certain asset coverage requirements are not satisfied and (ii) 0.25% if the value of the Fund’s assets securing indebtedness other than indebtedness incurred under the Blair Funding Facility exceeds 25% of the value of the Fund’s total assets. Interest is payable quarterly in arrears. Blair Funding is subject to an unused fee of 0.55% per annum on the average daily unused portion of the revolving credit facility amount. The Blair Funding Facility also contains a prepayment premium for term loans prepaid during the first 30 months after closing, equal to (i) a spread make-whole fee on the aggregate principal amount of term loans prepaid prior to the second anniversary of the closing date, and (ii) 2.0% of the aggregate principal amount of term loans prepaid during the six-month period immediately following the second anniversary of the closing date.

Under the Blair Funding Facility, Blair Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Blair Funding must maintain a specified minimum asset coverage ratio. The Blair Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Barclays may declare the outstanding advances and all other obligations under the Blair Funding Facility immediately due and payable.

Blair Funding’s obligations under the Blair Funding Facility are secured by a first priority security interest in substantially all of the assets of Blair Funding, including its portfolio of assets. In connection with the Blair Funding Facility, the Fund entered into a guarantee and security agreement, pursuant to which the Fund has agreed to guarantee Blair Funding’s obligations under the Blair Funding Facility and secure Blair Funding’s obligations thereunder with a pledge of the Fund’s equity interest in Blair Funding.

38

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

The Fund incurred costs in connection with obtaining the Blair Funding Facility, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2021, $3,609 of such deferred financing costs had yet to be amortized to interest expense.

Series 2023 Term Preferred Shares

On August 9, 2018, the Fund issued Term Preferred Shares, Series 2023, consisting of 45,000 shares of its Term Preferred Shares, Series 2023—Floating Rate (the “Floating Rate Shares”) and 55,000 shares of its Term Preferred Shares, Series 2023—Fixed Rate (the “Fixed Rate Shares”) (collectively, the “Series 2023 Term Preferred Shares”) at a price of $1,000 per share. The Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of $99,625.

The Fund will be required to redeem all of the Series 2023 Term Preferred Shares on August 1, 2023 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the outstanding Floating Rate Shares or Fixed Rate Shares at the liquidation price (a prepayment premium applied for optional redemptions of Fixed Rate Shares prior to August 1, 2019). Dividends on the Floating Rate Shares are payable quarterly in arrears on the first business day of each calendar quarter, commencing on October 1, 2018, at a floating rate calculated by reference to the three-month LIBOR based on the U.S. dollar plus 1.85% per annum. During the year ended December 31, 2020, the weighted average interest rate on the Floating Rate Shares was 2.86%. Dividends on the Fixed Rate Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 4.818%.

Series 2025 and Series 2025-2 Term Preferred Shares

On October 22, 2020, the Fund issued 50,000 of its Term Preferred Shares, Series 2025 (the “Series 2025 Term Preferred Shares”) and 50,000 of its Term Preferred Shares, Series 2025-2 (the “Series 2025-2 Term Preferred Shares,” and, collectively with the Series 2025 Term Preferred Shares, the “Series 2025 and Series 2025-2 Term Preferred Shares”) at a price of $1,000 per share. The Series 2025 and Series 2025-2 Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act for net proceeds before expenses of $100,000.

The Fund will be required to redeem all of the Series 2025 and Series 2025-2 Term Preferred Shares on November 1, 2025 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Series 2025 Term Preferred Shares subject to payment of a make-whole premium through October 22, 2023 and at the liquidation price thereafter; and the Fund may, at its sole option, redeem the Series 2025-2 Term Preferred Shares subject to payment of a make-whole premium through May 1, 2025 and at the liquidation price thereafter. Dividends on the Series 2025 and Series 2025-2 Term Preferred Shares are payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2021. Dividends on the Series 2025 Term Preferred Shares are payable at a fixed annual rate of 4.49%, and dividends on the Series 2025-2 Term Preferred Shares are payable at a fixed annual rate of 4.00%.

Series 2026 Term Preferred Shares

On November 1, 2018, the Fund issued 100,000 of its Term Preferred Shares, Series 2026 (the “Series 2026 Term Preferred Shares”) at a price of $1,000 per share. The Series 2026 Term Preferred Shares (collectively with the Series 2023 Term Preferred Shares, the Series 2025 Term Preferred Shares and the Series 2025-2 Term Preferred Shares, the “Term Preferred Shares”) were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act for net proceeds before expenses of $99,375.

The Fund will be required to redeem all of the Series 2026 Term Preferred Shares on February 1, 2026 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares subject to payment of a make-whole premium through November 1, 2025 and at the liquidation price thereafter. However, in the event that either (i) the holders of the Series 2026 Term Preferred Shares seek to replace any existing trustee or nominate any additional trustee to the Fund’s board pursuant to a proxy contest, except for the exercise by the holders of preferred shares’ right to appoint a majority of the trustees upon a failure to pay dividends, or (ii) the Series 2026 Term Preferred Shares do not have at least one credit rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by Standard & Poor’s Rating Services issued by a nationally recognized statistical rating organization (an “Investment Grade Rating”), and certain operational conditions are satisfied, then the Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares at the liquidation price without the payment of a make-whole premium. Furthermore, if FS Global Advisor (or an affiliate) ceases to be the investment adviser to the Fund and is not replaced within 120 days by another investment adviser reasonably acceptable to a majority of the outstanding Series 2026 Term Preferred Shares, the Fund must offer to redeem the Series 2026 Term Preferred Shares, in accordance with certain specified procedures, at the liquidation price without the payment of a make-whole premium. Dividends on the Series 2026 Term Preferred Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on

39

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

February 1, 2019, at a fixed annual rate of 5.426%. In the event that the Series 2026 Term Preferred Shares do not have an Investment Grade Rating for a period of 75 consecutive days, unless certain operational conditions are satisfied, a default rate of an additional 3.50% per annum will be added to the dividend rate.

Term Preferred Shares

The Term Preferred Shares will rank senior in right of payment to the Fund’s common shares of beneficial interest, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.

The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.

The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. As of June 30, 2021, FS Global Advisor has determined that the fair value of the Term Preferred Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.

As of June 30, 2021, $297,866 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $552 and $1,582, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of June 30, 2021, $1,582 of such deferred financing costs had yet to be amortized to interest expense.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Comparison of Principal Risk Factors” in the Fund’s Combined Prospectus/Information Statement filed on December 2, 2020 and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in

40

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

On October 28, 2020, the SEC approved a new rule and rule amendments that regulate the use of derivatives by registered investment companies. The new rule imposes value-at-risk limits, requires the adoption of policies related to derivatives, mandates reporting to funds’ boards, requires reporting to the SEC and regulates funds’ use of reverse repurchase agreements and unfunded commitment agreements. The ultimate impact of the new rule remains unclear, but it may limit the Fund’s ability to engage in derivatives transactions and/or increase the costs of such transactions.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s

41

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Special Purpose Acquisition Companies Risk: The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities, or SPACs. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Global Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

LIBOR Risk: The Fund is exposed to risks associated with changes in interest rates, including with respect to the phase out of LIBOR. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on its investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

42

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

The Fund’s investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Fund’s investments, even if unrealized, must be reflected in its financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.

Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which the Fund borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance the Fund’s investments or to refinance its current financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact its net investment income.

The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority, or FCA, which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued proposed regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the proposed regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made. The IRS may withdraw, amend or finalize, in whole or part, these proposed regulations and/or provide additional guidance, with potential retroactive effect.

Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate in the investment advisory agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.

43

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including, at times, stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The full effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 are becoming more widely available, the duration of the COVID-19 outbreak and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates.

44

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at www.sec.gov.

Board Approval of Continuation of Investment Advisory Agreement

At a meeting of the Board held on April 29, 2021, the Board, including a majority of the Independent Trustees, re-approved the Advisory Agreement with FS Global Advisor. In approving the Advisory Agreement, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel, including information specifically provided for in response to requests for information from the Independent Trustees and their independent legal counsel.

In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Global Advisor; the past performance of the Fund compared to relevant indices and peer funds; the fees and expenses of the Fund compared to those of other registered investment companies that FS Global Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or other similar criteria; and the profitability of FS Global Advisor. The Board also considered information related to potential economies of scale that could be realized as the assets of the Fund grow and “fall out” or ancillary benefits enjoyed by FS Global Advisor (and its affiliates) as a result of its relationship with the Fund. In addition to evaluating, among other things, the written information provided by FS Global Advisor, the Board also considered the presentation provided to the Board by representatives of FS Global Advisor and the answers to questions posed by the Board to such representatives at the meeting.

The Independent Trustees also met separately in executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreement. Based on their review, the Independent Trustees and the Board determined to approve the continuation of the Advisory Agreement for an additional year. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services to be provided by FS Global Advisor as investment adviser to the Fund, the Board reviewed information describing the financial strength, experience, resources, compliance programs and key personnel of FS Global Advisor, including the background and capabilities of the advisory team. The Trustees noted the significant investment of time, capital and human resources provided by FS Global Advisor that resulted in the successful operation of the Fund, particularly through the COVID-19 pandemic, and also recognized FS Global Advisor’s financial strength and continued efforts to develop and allocate resources necessary to continue to manage the Fund. The Trustees also considered, among other things, FS Global Advisor’s professional staffing, recognizing the quality of its investment professionals, the expertise of FS Global Advisor in determining appropriate investments and the operational expertise of FS Global Advisor. The Board also considered the administrative services FS Global Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services.

The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by FS Global Advisor, the expertise and capabilities of FS Global Advisor’s personnel, FS Global Advisor’s financial strength and its efforts to support the management of the Fund going forward.

45

Supplemental Information (Unaudited) (continued)

Review of Performance. The Board and the Independent Trustees considered the Fund’s historical investment performance as compared to the performance of comparable funds in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Fund invests as well as a custom benchmark index, previously requested by the Board. The Board and the Independent Trustees noted that the Fund outperformed most of its peers and benchmark indices for the trailing 3-year period and for the fiscal year ended December 31, 2020.

Costs of Services Provided and Profits Realized. The Board considered the management and incentive fees existing under the Advisory Agreement (the “Advisory Fees”) and the Fund’s net expense ratios as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Board and the Independent Trustees considered that the Fund’s fees and expenses were generally consistent with those of the Fund’s peers but that in certain circumstances were higher than peers that had different fee structures. The Board noted the differences between the Fund and its peers including the investment strategies of each and the use of leverage and the event driven and special situations investment strategies employed by the Fund, which are more similar to strategies employed by private hedge funds than publicly-traded closed-end high yield funds.

The Board reviewed the profitability information provided by FS Global Advisor and its methodology for determining profitability, as well as the potential for economies of scale. The Board determined that the Advisory Fees, expense ratios and profitability were reasonable in relation to the services to be rendered to the Fund by FS Global Advisor. The Board also considered that the potential for economies of scale are less likely to be significant given the Fund’s structure and focus on identifying and capitalizing upon event driven, special situations and market price inefficiency investment opportunities, which requires considerable resources. The Board also considered FS Global Advisor’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to FS Global Advisor and its affiliates from their relationships with the Fund, such as the potential benefit that could be experienced by FS Global Advisor from the success of the Fund, which could attract other business to FS Global Advisor, and the indirect benefits that FS Global Advisor’s co-investment affiliates and their advisers receive from their relationship with the Fund in connection with the Fund’s co-investment order.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Advisory Agreement is in the best interests of the Fund and its shareholders. The Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional year.

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© 2021 FS Investments

SAN21-GCO
QES

Item 1. Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS

201 ROUSE BLVD
PHILADELPHIA, PA 19112

Notice of Internet Availability of Shareholder Report(s)

B12025-01S

0000001

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

FS INVESTMENTS®

Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

www.fsinvestments.com/fsgco-reports
FS Global Credit Opportunities Fund Semi-Annual Report

You can request a mailed or emailed copy, or elect to receive paper reports in the future by calling or visting (otherwise you will not receive a paper or e-mail copy):

1-877-628-8575
www.fsinvestments.com/edelivery

Go paperless! Receive communications electronically at

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Item 2. Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6. Investments.

(a)The Fund’s unaudited consolidated schedule of investments as of June 30, 2021 is included as part of the Semi-Annual Report included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)Not applicable to this semi-annual report on Form N-CSR.

(b)As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers identified in Item 8(a)(1) of the Fund’s annual report on Form N-CSR for the fiscal year ended December 31, 2020.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following table provides information concerning the Fund’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the six months ended June 30, 2021 pursuant to its share repurchase program and de minimis account liquidations. All amounts are in thousands, except share and per share amounts.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)(2)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2021	—	—	—	—
February 1 to February 28, 2021	—	—	—	—
March 1 to March 31, 2021	—	—	—	—
April 1 to April 30, 2021	3,689,054	$7.449	3,689,054	(3)
May 1 to May 31, 2021	—	—	—	—
June 1 to June 30, 2021	—	—	—	—
Total	3,689,054	$7.449	3,689,054	(3)

(1)All common shares were purchased as a result of tender offers conducted pursuant to the Fund’s previously announced share repurchase program.

(2)In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Fund reserves the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account is less than the Fund’s $5 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Fund’s net asset value per share. The Fund will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Fund’s most recent price at which the Fund’s shares were issued pursuant to its distribution reinvestment plan.

(3)The Fund will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the sum of the greater of (x) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan (including the proceeds it has received from the prior sale of common shares of the Feeder Funds, or the Feeder Fund Shares, under the prior distribution reinvestment plans for each of the Feeder Funds) during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares (including the Feeder Fund Shares) on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under the Fund’s distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y).

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this semi-annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable to this semi-annual report on Form N-CSR.

(b)Not applicable to this semi-annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)Not applicable to this semi-annual report on Form N-CSR.

(a)(2)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.

(a)(3)Not applicable to this semi-annual report on Form N-CSR.

(a)(4)Not applicable to this semi-annual report on Form N-CSR.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: August 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: August 18, 2021

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: August 18, 2021